Exhibit 24
POWER OF ATTORNEY
KNOW TO ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints CHRISTOPH T. FEDDERSEN and JOHN C. SCARBOROUGH, JR., each and individually, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, for him or her in any and all capacities, to sign the Annual Report on Form 10-K of L3Harris Technologies, Inc., a Delaware corporation, with respect to the fiscal year ended January 3, 2025, and to sign any and all amendments to such Annual Report on Form 10-K and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each such attorneys-in-fact or agents or their substitutes, may do or cause to be done by virtue hereof. This Power of Attorney may be signed in counterparts.

Date: February 14, 2025.

/s/ CHRISTOPHER E. KUBASIK	/s/ HARRY B. HARRIS, JR.
Christopher E. Kubasik	Harry B. Harris, Jr.
Chair and Chief Executive Officer	Director

/s/ KENNETH L. BEDINGFIELD	/s/ LEWIS HAY III
Kenneth L. Bedingfield	Lewis Hay III
Senior Vice President, Chief Financial Officer and President, Aerojet Rocketdyne	Director

/s/ JOHN P. CANTILLON	/s/ RITA S. LANE
John P. Cantillon	Rita S. Lane
Vice President, Principal Accounting Officer	Director

/s/ SALLIE B. BAILEY	/s/ ROBERT B. MILLARD
Sallie B. Bailey	Robert B. Millard
Director	Director

/s/ THOMAS A. DATTILO	/s/ DAVID S. REGNERY
Thomas A. Dattilo	David S. Regnery
Director	Director

/s/ ROGER B. FRADIN	/s/ EDWARD A. RICE, JR.
Roger B. Fradin	Edward A. Rice, Jr.
Director	Director

/s/ JOANNA L. GERAGHTY	/s/ WILLIAM H. SWANSON
Joanna L. Geraghty	William H. Swanson
Director	Director

/s/ KIRK S. HACHIGIAN	/s/ CHRISTINA L. ZAMARRO
Kirk S. Hachigian	Christina L. Zamarro
Director	Director